UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Touchstone Variable Series Trust
(Name of Registrant as Specified In Its Charter)

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TOUCHSTONE LARGE CAP CORE EQUITY FUND
a series of
TOUCHSTONE VARIABLE SERIES TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
1.800.543.0407

October 20, 2015

Dear Investor:

We have important information concerning your investment in the Touchstone Large Cap Core Equity Fund (the “Fund”), a series of Touchstone Variable Series Trust (the “Trust”).  As the owner of a variable annuity contract or variable life insurance policy (“Variable Product”), you are invested in the Fund through the insurance company that issued your Variable Product.

As an investor in the Fund, we wish to inform you that the Board of Trustees of the Trust (the “Board”) has approved a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between the Fund’s investment advisor, Touchstone Advisors, Inc. (“Touchstone”), and London Company of Virginia d/b/a The London Company (“The London Company” or “TLC”), and the termination of the existing sub-advisory agreement (the “Existing Sub-Advisory Agreement”) between Touchstone and Todd Asset Management LLC (“Todd”).  In addition, the Board has approved certain changes to the Fund’s principal investment strategies (including the Fund’s 80% investment policy) and subclassification under the Investment Company Act of 1940, as amended, from a “diversified” fund to a “non-diversified” fund to allow TLC to manage the Fund’s investment portfolio in accordance with its large cap strategy (collectively the “Repositioning”).

The appointment of TLC as the new sub-advisor to the Fund and the Repositioning are subject to shareholder approval of the change of the Fund’s subclassification from a “diversified” fund to a “non-diversified” fund.  If the change to the Fund’s subclassification is approved by the Fund’s shareholders, the Repositioning is expected to occur on or about November 30, 2015, or as soon as practicable thereafter.

The Board of the Trust recommends that you vote FOR the proposal.

The appointment of TLC as the Fund’s new sub-advisor and the implementation of the Repositioning are contingent upon shareholder approval of the proposal to change the Fund’s subclassification.  If the shareholders of the Fund do not approve the proposal, then TLC will not be appointed as the Fund’s new sub-advisor, the Repositioning will not be implemented and the Board will take whatever actions it deems necessary with respect to the Fund.

We have enclosed a Proxy Statement/Information Statement that describes the proposal and the Repositioning in greater detail, as well as important information about the Fund.  The enclosed Proxy Statement/Information Statement also contains information about the appointment of Russell Implementation Services, Inc. as interim sub-advisor to the Fund, effective September 1, 2015.  Please contact Shareholder Services at 1.800.543.0407 with any questions.

Sincerely,

Jill T. McGruder
President
Touchstone Variable Series Trust

TOUCHSTONE LARGE CAP CORE EQUITY FUND
a series of
TOUCHSTONE VARIABLE SERIES TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
1.800.543.0407

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 20, 2015

To the Shareholders:

Notice is hereby given that a special meeting of shareholders of Touchstone Large Cap Core Equity Fund (the “Fund”), a series of Touchstone Variable Series Trust (the “Trust”), will be held at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202 on November 20, 2015, at 12:00 p.m., Eastern time, and any adjournment or postponement thereof (the “Special Meeting”).  At the Special Meeting, shareholders of the Fund will be asked to consider the following proposals:

1.              To approve a change to the Fund’s subclassification under the Investment Company Act of 1940, as amended, from a “diversified” fund to a “non-diversified” fund.

2.              To transact such other business that may properly come before the Special Meeting, or any adjournment or postponement thereof.

The Board of Trustees of the Trust (the “Board”) has fixed the close of business on September 30, 2015 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

Please sign and return the enclosed proxy card in the postage paid return envelope or otherwise vote promptly regardless of the number of shares owned.

Shareholders who do not expect to attend the Special Meeting are requested to complete, sign, date and return the enclosed proxy card in the enclosed envelope, which needs no postage if mailed in the United States.  Shareholders may also vote by telephone or via the Internet.  Instructions for the proper execution of the proxy card are set forth immediately following this notice or, with respect to telephone or Internet voting, on the proxy card.  It is important that shareholders vote promptly.

Jill T. McGruder
President
Touchstone Variable Series Trust

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust in validating your vote if you fail to sign your proxy card properly.

1.                                      Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.                                      Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.                                      All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Every shareholder’s vote is important!
Please sign, date and return your
proxy card today!

Your proxy vote is important!

IMPORTANT INFORMATION FOR OWNERS OF VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICES INVESTED IN:

TOUCHSTONE LARGE CAP CORE EQUITY FUND
a series of
TOUCHSTONE VARIABLE SERIES TRUST

This document contains a Proxy Statement/Information Statement and a voting instruction form.  You can use your voting instruction form to tell your insurance company how to vote on your behalf on important issues relating to your investment in the Fund named above through your variable annuity contract or variable life insurance policy (“Variable Product”).  If you complete, sign, and return the voting instruction form, your insurance company will vote the shares corresponding to your investment through your Variable Product exactly as you indicate.  If you simply sign and return the voting instruction form, your insurance company will vote the shares corresponding to your Variable Product in favor of the proposal.  If you do not return your voting instruction form, your insurance company will vote the shares corresponding to your investment through your Variable Product in the same proportion as shares for which instructions have been received.

We urge you to review the Proxy Statement/Information Statement carefully and fill out your voting instruction form and return it by mail.  You may receive more than one voting instruction form.  If so, please return each one.  Your prompt return of the enclosed voting instruction form may save the necessity and expense of further solicitations.

We want to know how you would like your interests to be represented.  Please take a few minutes to read these materials and return your voting instruction form.

Please contact Shareholder Services at 1.800.543.0407 with any questions.

PROXY STATEMENT/INFORMATION STATEMENT

October 20, 2015

TOUCHSTONE LARGE CAP CORE EQUITY FUND
a series of
TOUCHSTONE VARIABLE SERIES TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
1.800.543.0407

This Proxy Statement/Information Statement is being furnished in connection with a special meeting of shareholders of the Touchstone Large Cap Core Equity Fund (the “Fund”), a series of Touchstone Variable Series Trust (the “Trust”).  Shares of the Fund are currently sold only to separate accounts of insurance companies affiliated with the Trust (each, a “Participating Insurance Company”).  Each Participating Insurance Company holds its shares of the Fund as a depositor of the separate accounts.  The owners (“Contract Owners”) of variable annuity contracts and variable life insurance policies (“Variable Products”) invest in subaccounts of the separate account, each of which invests in the Fund.  Thus, individual Contract Owners are not the “shareholders” of the Fund.  Rather, the Participating Insurance Companies and their separate accounts are the shareholders.  Each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote Fund shares held in its separate account.  A Participating Insurance Company must vote the shares of the Fund held in its name as directed by Contract Owners.  In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of the proposal described herein.  If a Participating Insurance Company does not receive voting instructions for all of the shares of the Fund held through the Variable Products, it will vote all of the shares in the separate account with respect to the proposal for, against, or abstaining, in the same proportion as the shares of the Fund for which it has received instructions from Contract Owners (a practice known as “echo voting”).  As a result, a small number of Contract Owners may determine the outcome of the proposal described herein.  This Proxy Statement/Information Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies that are the actual shareholders of the Fund.  All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Proxy Statement/Information Statement.

The Board of Trustees of the Trust (the “Board”) has called a special meeting of shareholders of the Fund to be held at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 42502, on November 20, 2015 at 12:00 p.m., Eastern time, and any adjournment or postponement thereof (the “Special Meeting”).  This Proxy Statement/Information Statement and the enclosed proxy are first being sent to shareholders of the Fund and Contract Owners on or about October 20, 2015.

Shareholders of record of the Fund as of the close of business on September 30, 2015 (the “Record Date”) are entitled to vote at the Special Meeting, and any adjournments or postponements thereof.  At the Special Meeting, shareholders of the Fund will be asked to consider a proposal to approve a change to the Fund’s subclassification under the Investment Company Act of 1940, as amended (the “1940 Act”), from a “diversified” fund to a “non-diversified” fund (the “Proposal”).

At an in-person meeting held August 20, 2015 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), approved the appointment of London Company of Virginia d/b/a The London Company (“The London Company” or “TLC”) as sub-advisor to the Fund.  The Board also approved the appointment of Russell Implementation Services, Inc. (“Russell”) as an interim investment sub-advisor, effective September 1, 2015, to serve during the transition period to TLC.  The U.S. Securities and Exchange Commission has issued an exemptive order that permits the Trust or Touchstone Advisors, Inc. (“Touchstone”), the investment advisor to the Fund, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. A condition of this order requires Touchstone to furnish shareholders with information contained herein about TLC and Russell and the related sub-advisory agreements.

At that same Meeting, the Board approved certain changes to the Fund’s principal investment strategies (including the Fund’s 80% investment policy) and subclassification under the 1940 Act from a “diversified” fund to a “non-diversified” fund to allow TLC to manage the Fund’s investment portfolio in accordance with its large cap strategy (collectively the “Repositioning”).  While the changes to the Fund’s sub-advisor and principal investment strategies can be accomplished without a shareholder vote, the 1940 Act requires that a fund’s shareholders approve any change in its subclassification from a “diversified” fund to a “non-diversified” fund.  The Board recommends that shareholders approve the change in the Fund’s subclassification.

The appointment of TLC as the Fund’s new sub-advisor and the implementation of the Repositioning are contingent upon shareholder approval of the Proposal.  If the shareholders of the Fund do not approve the Proposal, then TLC will not be appointed as the Fund’s new sub-advisor, the Repositioning will not be implemented and the Board will take whatever actions it deems necessary with respect to the Fund.

PROPOSAL—TO APPROVE THE CHANGE TO THE FUND’S SUBCLASSIFICATION UNDER THE 1940 ACT FROM A “DIVERSIFIED” FUND TO A “NON-DIVERSIFIED” FUND

The 1940 Act requires all mutual funds to specify whether they are “diversified” or “non-diversified” and provides that a fund can change its subclassification from diversified to non-diversified only with the approval of shareholders.  Currently, the Fund has the subclassification of a diversified fund.  To retain the subclassification of a diversified management investment company under the 1940 Act, the Fund must conform with the following requirements:  With respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined as of the time of purchase.  These limitations do not apply to investments in cash and cash items (including receivables), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and securities of other investment companies.

In connection with the appointment of TLC as the Fund’s new sub-advisor and the related Repositioning, the Board proposes changing the Fund’s subclassification under the 1940 Act from a diversified fund to a non-diversified fund to allow TLC to manage the Fund’s investment portfolio in accordance with its large cap strategy.

If the proposed change to the Fund’s subclassification is approved by shareholders, then the Fund would be permitted to invest up to 25% of its total assets in a single issuer, and up to 50% of its total assets could consist of the securities of only two issuers.  With respect to the remainder of the Fund’s total assets, no more than 5% could be invested in any one issuer, and the Fund may not own more than 10% of the outstanding voting securities of any issuer.  The Board believes that the investment flexibility provided by this change, in connection with the broader Repositioning, could help the Fund focus its investments on those companies that TLC believes can most assist the Fund in achieving its investment goal.

In determining to recommend the proposed change to the Fund’s subclassification to shareholders, the Board considered the possible risks to the Fund from becoming non-diversified.  As a non-diversified fund, the Fund may invest a greater percentage of its assets than diversified mutual funds in the securities of a limited number of issuers.  The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund.

The Board believes that affording the Fund the ability to focus its investments in a limited number of issuers outweighs any risks associated with this investment policy.

REQUIRED VOTE

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined under the 1940 Act, which means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Special Meeting, if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The appointment of TLC as the Fund’s new sub-advisor and the implementation of the Repositioning are contingent upon shareholder approval of the Proposal.  If the shareholders of the Fund do not approve the Proposal, then TLC will not be appointed as the Fund’s new sub-advisor, the Repositioning will not be implemented and the Board will take whatever actions it deems necessary with respect to the Fund.

The Board, including the Independent Trustees, recommends the approval of the Proposal and any properly executed but unmarked proxy cards will be voted in favor of the Proposal.

BOARD APPROVAL OF THE SUB-ADVISOR AND INTERIM SUB-ADVISOR

At the Meeting, Touchstone proposed the replacement of the Fund’s current sub-advisor, Todd Asset Management LLC (“Todd”), to the Board.  The Board approved replacing Todd with TLC, to take effect on or about November 30, 2015.

In connection with this change, the Board also approved certain changes to the Fund’s 80% investment policy (the “80% Policy”), also to take effect on or about November 30, 2015, subject to shareholder approval of the Proposal described above.  Under TLC’s management, the Fund will invest, under normal circumstances, at least 80% of its assets in common stocks of large capitalization U.S. listed companies. For purposes of the Fund, a large capitalization company has a market capitalization within the range represented in the Russell 1000® Index (between $1.59 billion and $723 billion as of June 30, 2015) at the time of purchase. The size of the companies in the Russell 1000® Index will change with market conditions.  Currently, the Fund’s 80% Policy states that the Fund will invest, under normal circumstances, at least 80% of its assets in common stocks of large-cap companies.  Currently, under the Fund’s 80% Policy, a large-cap company is defined as a company that has a market capitalization found within the Russell 1000® Index at the time of purchase.

Shareholders are only being asked to vote on the Proposal to approval the change to the Fund’s subclassification under the 1940 Act from a “diversified” fund to a “non-diversified” fund.  A shareholder vote is not required with respect to the change in sub-advisor or with respect to the changes to the Fund’s 80% Policy.

Effective on or about November 30, 2015, TLC will seek to purchase financially stable large-cap companies that it believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to the company’s respective private market values. Guiding principles of TLC’s large-cap philosophy include: (1) a focus on cash return on tangible capital, not earnings per share; (2) balance sheet optimization; (3) optimal allocation of investments is essential to good investment results; and (4) low turnover and tax sensitivity enhances real returns. TLC utilizes a bottom-up approach in the security selection process.

The appointment of TLC as the Fund’s new sub-advisor and the implementation of the changes to the Fund’s 80% Policy described above do not require shareholder approval, but are contingent upon shareholder approval of the Proposal to change in the Fund’s subclassification under the 1940 Act, from that of a diversified open-end management company to that of a non-diversified open-end management company.  If the shareholders of the Fund do not approve this Proposal, the changes described herein will not be implemented and the Board will take whatever actions it deems necessary with respect to the Fund.

Effective on or about November 30, 2015, and subject to shareholder approval of the Proposal, the Fund will be non-diversified and will typically hold approximately 30 to 40 securities.  Following the appointment of TLC as the Fund’s new sub-advisor and the change to the Fund’s 80% Policy, an investment in the Fund will continue to be subject to the following principal risks:

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•  Large-Cap Risk: The Fund is subject to the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk: In managing the Fund’s portfolio, Touchstone engages one or more sub-advisors to make investment decisions on the portfolio or a portion thereof. There is a risk that Touchstone may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Sector Focus Risk: The sub-advisor’s investment process may result in the Fund investing a high percentage of its assets in one or more related sectors of the market. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Fund’s net asset value with a magnified effect on the total return.

In addition, in connection with the change of the Fund’s subclassification under the 1940 Act from a “diversified” fund to a “non-diversified” fund, an investment in the Fund will be subject to the following additional risk:

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a significant percentage of its assets in the securities of a single issuer or limited number of issuers. This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.

As a result of the changes described above, there will be no change in the Fund’s benchmark index.  The benchmark index will remain the Russell 1000® Index.

At the Meeting, the Board also approved the appointment of Russell as an interim sub-advisor, effective September 1, 2015, during the transition period to TLC.  As the Fund’s interim sub-advisor, Russell will manage the Fund to achieve returns similar to the Fund’s current benchmark, the Russell 1000® Index, based on ex ante tracking offered while controlling transaction-related expenses through reduced trading.

Board Considerations with respect to Approval of Sub-Advisory Agreement

Touchstone and TLC provided the Board with various written materials in advance of the Meeting to assist with the Board’s consideration of TLC. Touchstone provided written and oral information stating the basis for its recommendation to engage TLC. The information also included details regarding TLC’s: (a) investment philosophy and investment process; (b) investment management services proposed to be provided to the Fund; (c) investment management personnel; (d) operating history, infrastructure and financial condition; (e) proposed sub-advisory fee that would be paid to TLC by Touchstone; and (f) reputation, expertise and resources as an investment advisor. The Board then discussed the written materials that the Board received before the Meeting and all other information that the Board received at the Meeting.

The Board, including the Independent Trustees, voting separately, unanimously determined that the proposal to approve the new sub-advisory agreement with TLC (the “Sub-Advisory Agreement”) for the Fund would be in the best interests of the shareholders and the Fund. In approving the Sub-Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services to be provided by TLC to the Fund, including the personnel who would be providing such services; (2) TLC’s proposed compensation; (3) TLC’s past performance; and (4) the terms of the Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by Touchstone regarding the services to be provided by TLC.  The Board considered TLC’s level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund. The Board also noted that it is familiar with TLC, as TLC serves as a sub-advisor to the Touchstone Small Cap Core Fund and Touchstone Mid Cap Fund, each a series of Touchstone Funds Group Trust, and the Touchstone Large Cap Fund, a series of Touchstone Strategic Trust (“TST”). The Board also took into consideration that Touchstone was satisfied with TLC’s in-house risk and compliance teams.

The Board noted that TLC would utilize the identical strategy currently employed for the TST Large Cap Fund in managing the Fund.  The Board also noted that the personnel who would manage the Fund would be the same personnel who currently manage the TST Large Cap Fund.  Specifically, Stephen Goddard, CFA, will be the portfolio manager for the Fund. The Board noted that Mr. Goddard has managed the TST Large Cap Fund since its inception in July 2014.

TLC’s Compensation. The Board took into consideration the financial condition of TLC and any direct and indirect benefits to be derived by TLC and its affiliates from TLC’s relationship with the Fund.  In considering the anticipated level of profitability to TLC and its affiliates, the Board noted the proposed contractual undertaking of Touchstone to maintain expense limitations for the Fund and also noted that the proposed sub-advisory fee under the Sub-Advisory Agreement would be paid by Touchstone out of the advisory fee that it receives from the Fund, and that the proposed sub-advisory fee is negotiated at arm’s length.  As a consequence, the anticipated level of profitability to TLC from its relationship with the Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider potential economies of scale in TLC’s management of the Fund to be a substantial factor in its consideration.  The Board noted that the advisory fee and expense limitation for the Fund would not change as a result of the change in sub-advisor.  Further, the Board noted that the sub-advisory fee paid to TLC for the Fund will be identical to the sub-advisory paid to TLC for managing the TST Large Cap Fund.

Sub-Advisory Fee and Fund Performance. The Board considered that the Fund would pay an advisory fee to Touchstone and that Touchstone would pay a sub-advisory fee to TLC.  The Board also considered certain comparative fee information concerning the current sub-advisory fee paid to Todd for managing the Fund.  The Board also compared TLC’s proposed sub-advisory fee to the sub-advisory fees paid to Todd, noting that the fee to be paid by Touchstone to TLC would be higher at all asset levels than the sub-advisory fee paid to Todd.  However, the Board also noted that the rate of the advisory fee the Fund pays to Touchstone would not change, resulting in no additional investment advisory fees payable by the Fund.  The Board considered the amount of the advisory fee to be retained by Touchstone and the amount to be paid to TLC, with respect to the various services to be provided by Touchstone and TLC. The Board also noted that Touchstone negotiated the sub-advisory fee with TLC at arm’s length.

The Board also considered TLC’s investment performance as represented by the TLC Large Cap Core Composite and the Fund’s performance record under Todd’s management.  The Trustees reviewed TLC’s investment performance across various sectors, highlighting the strong returns of the TLC Large Cap Core Composite.  The Board was mindful of Touchstone’s focus on the performance of sub-advisors, including TLC, and Touchstone’s ways of addressing underperformance. Based upon their review, the Trustees concluded that the Fund’s proposed sub-advisory fee was reasonable in light of the services to be received by the Fund from TLC.

Conclusion. The Board reached the following conclusions regarding the Sub-Advisory Agreement: (a) TLC is qualified to manage the Fund’s assets in accordance with the Fund’s investment goal and policies; (b) TLC maintains an appropriate compliance program; (c) the Fund’s proposed sub-advisory fee is reasonable in light of the services to be provided by TLC; and (d) TLC’s proposed investment strategies are appropriate for pursuing the investment goal of the Fund.  In considering the approval of the Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors.  Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Board Considerations with respect to Approval of Interim Sub-Advisory Agreement

Touchstone and Russell provided the Board with various written materials in advance of the Meeting to assist with the Board’s consideration of Russell. Touchstone provided written and oral information stating the basis for its recommendation to engage Russell as interim sub-advisor. The information also included details regarding Russell’s: (a) investment philosophy and investment process; (b) investment management services proposed to be provided to the Fund; (c) investment management personnel; (d) operating history, infrastructure and financial condition; (e) proposed sub-advisory fee that would be paid to Russell by Touchstone; and (f) reputation, expertise and resources as an interim investment advisor. The Board then discussed the written materials that the Board received before the Meeting and all other information that the Board received at the Meeting.

The Board, including the Independent Trustees, voting separately, unanimously determined that the proposal to approve the interim sub-advisory agreement for the Fund (the “Interim Sub-Advisory Agreement”) would be in the best interests of the shareholders and the Fund. In approving the Interim Sub-Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent, and quality of services to be provided by Russell to the Fund, including the personnel who would be providing such services; (2) Russell’s proposed compensation; (3) Russell’s past performance; and (4) the terms of the Interim Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by Touchstone regarding the services to be provided by Russell.  The Board considered Russell’s level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund.  The Board also took into consideration that Touchstone was satisfied with Russell’s in-house risk and compliance teams.

Russell’s Compensation. The Board took into consideration the financial condition of Russell and any direct and indirect benefits to be derived by Russell from its relationship with the Fund.  In considering the anticipated level of profitability to Russell, the Board noted the proposed contractual undertaking of Touchstone to maintain expense limitations for the Fund and also noted that the proposed interim sub-advisory fee under the Interim Sub-Advisory Agreement would be paid by Touchstone out of the advisory fee that it receives from the Fund, and that the proposed interim sub-advisory fee was negotiated at arm’s length between Touchstone and Russell.  As a consequence, the anticipated level of profitability to Russell from its relationship with the Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider potential economies of scale in Russell’s management of the Fund to be a substantial factor in its consideration.

Interim Sub-Advisory Fee and Fund Performance. The Board considered that the Fund would pay an advisory fee to Touchstone and that Touchstone would pay an interim sub-advisory fee to Russell out of that advisory fee.  The Board also took into account the interim sub-advisory fees other Touchstone funds had paid for transition services provided by Russell; noting that the proposed interim sub-advisory fee was comparable to those other fees.  The Board also compared Russell’s proposed interim sub-advisory fee to the sub-advisory fee paid to Todd, noting that the proposed interim sub-advisory fee to be paid to Russell was lower than Todd’s sub-advisory fee.  The Board considered the amount of the advisory fee to be retained by Touchstone and the amount to be paid to Russell, with respect to the various services to be provided by Touchstone and Russell. The Board also noted that Touchstone negotiated the interim sub-advisory fee with Russell at arm’s length.

The Board also considered Russell’s investment performance and the Fund’s performance record under Todd’s management.  The Trustees also noted that Russell has served as interim sub-advisor for four other Touchstone funds during sub-advisor transitions and that Touchstone was satisfied with Russell’s management of those funds.  Based upon their review, the Trustees concluded that the Fund’s proposed interim sub-advisory fee was reasonable in light of the services to be received by the Fund from Russell.

Conclusion. The Board reached the following conclusions regarding the Interim Sub-Advisory Agreement: (a) Russell is qualified to manage the Fund’s assets in accordance with the Fund’s investment goal and policies; (b) Russell maintains an appropriate compliance program; (c) the Fund’s proposed interim sub-advisory fee is reasonable in relation to the fees paid by other Touchstone funds for transition services; and (d) Russell’s proposed investment strategies are appropriate for pursuing the investment goal of the Fund.  In considering the approval of the Interim Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors.  Based on its conclusions, the Board determined that approval of the Interim Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Sub-Advisory Agreement with TLC

A form of the Sub-Advisory Agreement is attached to this Proxy Statement/Information Statement as Appendix A.  The contractual terms and conditions of the Sub-Advisory Agreement are similar to those of both the existing sub-advisory agreement, dated March 1, 2013, between Touchstone and Todd and the current sub-advisory agreement relating to the TST Large Cap Fund.  The sub-advisory fees are paid by Touchstone, and not by the Fund directly.  Therefore, the change in sub-advisor will not impact the investment advisory fees paid by the Fund.  A description of several important provisions of the Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Appendix A.

General.  TLC will manage the investment and reinvestment of the portion of the assets of the Fund allocated to it by Touchstone (“Fund Assets”), subject to and in accordance with the investment goal, policies and restrictions of the Fund and in conformity with the Fund’s currently effective registration statement.  TLC will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities.  TLC also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund Assets will be exercised.  TLC will provide regular reports to the Board.  TLC will place orders for portfolio transactions on behalf of the Fund in accordance with Trust policies and shall be responsible for obtaining the most favorable price and execution available for the Fund.

Compensation.  The sub-advisory fee rate payable to TLC was negotiated at arms-length, based on a variety of factors, including the value of the services to be provided, the competitive environment in which the Fund will be marketed, the investment characteristics of the Fund relative to other similar funds and the fees charged to comparable products within the industry. There is no change in the advisory fee rate paid by the Fund to Touchstone as a result of the approval of TLC as the sub-advisor to the Fund.

Liability.  TLC has agreed to indemnify and hold harmless the Trust and all of its affiliated persons against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) TLC being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds’ registration statement or any written guidelines or instruction provided in writing by the Board, or (b) TLC’s willful misfeasance, bad faith or gross negligence or its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Limit on Trust Liability.  TLC agrees that (i) the Trust’s obligations to TLC under the Sub-Advisory Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the Fund Assets and (ii) TLC shall not seek satisfaction of any such obligation from the holders of shares of the Fund, other than Touchstone, nor from any Trustee, officer, employee or agent of the Trust.

Term. The terms of the Sub-Advisory Agreement provide for it to remain in effect through November 30, 2017, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually (i) by the majority of the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Independent Trustees.

Amendment.  The Sub-Advisory Agreement may be amended at any time by the parties to the Sub-Advisory Agreement, subject to approval by the Board and, if required by applicable Securities and Exchange Commission (“SEC”) rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

Termination.  Under the terms of the Sub-Advisory Agreement, the Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, (i) by Touchstone upon not more than sixty (60) days’ nor less than thirty (30) days’ written notice; (ii) by TLC upon not less than sixty (60) days’ written notice; or (iii) by the Trust upon either (y) the majority vote of its Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Fund.  The Sub-Advisory Agreement will terminate automatically in the event of its “assignment” as such term is defined under the 1940 Act.

Interim Sub-Advisory Agreement with Russell

A copy of the Interim Sub-Advisory Agreement is attached to this Proxy Statement/Information Statement as Appendix B.  The Interim Sub-Advisory Agreement is effective from September 1, 2015 through the transition to TLC, which is expected to occur on or about November 30, 2015.  The contractual terms and conditions of the Interim Sub-Advisory Agreement are similar to the prior Russell Sub-Advisory Agreements with other Touchstone funds during sub-advisor transitions.  A description of several important provisions of the Interim Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Appendix B.

General.  Russell will manage Fund Assets, subject to and in accordance with the investment goals, policies, and restrictions of the Fund and in conformity with the Fund’s registration statement as in effect when Russell takes over as interim sub-advisor to the Fund.  Russell will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities.  Russell also will determine the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the Fund Assets will be exercised.  Russell will provide regular reports to the Board. Russell will place orders for portfolio transactions on behalf of the Fund in accordance with the Trust’s policies and shall be responsible for obtaining the most favorable price and execution available for the Fund.

Compensation.  The interim sub-advisory fee rate payable to Russell was negotiated at arms-length, based on a variety of factors, including the value of the services to be provided, the investment characteristics of the Fund relative to other similar funds and the fees charged to comparable products within the industry. There will be no change in the advisory fee rate paid by the Fund to Touchstone as a result of the approval of Russell as the interim sub-advisor to the Fund.

Liability.  Russell has agreed to indemnify and hold harmless the Trust and all of its affiliated persons against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) incurred by reason of or arising out of: (a) Russell’s material violation of any applicable federal or state law, rule or regulation, any investment policy or restriction in the Fund’s registration statement, or any written guidelines or instruction provided in writing by the Board, or (b) Russell’s willful misfeasance, bad faith, or gross negligence generally in the performance of its duties under the Interim Sub-Advisory Agreement or its reckless disregard of its obligations and duties under the Interim Sub-Advisory Agreement.

Limit on Trust Liability.  Russell agrees that (i) the Trust’s obligations to Russell under the Interim Sub-Advisory Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the Fund Assets and (ii) Russell shall not seek satisfaction of any such obligation from the shareholders of the Fund, other than Touchstone, nor from any Trustee, officer, employee, or agent of the Trust.

Term. The Interim Sub-Advisory Agreement will be in effect only during the transition period to TLC.  The terms of the Interim Sub-Advisory Agreement provide for it to remain in effect from execution until the effective date of the Sub-Advisory Agreement with TLC.

Amendment.  The Interim Sub-Advisory Agreement may be amended at any time by the parties to it, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

Termination.  The Interim Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, (i) by Touchstone upon not more than 60 days’ nor less than 30 days’ written notice; (ii) by Russell upon not less than 60 days’ written notice; or (iii) by the Trust upon either (y) the majority vote of the Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Fund.  The Interim Sub-Advisory Agreement will terminate automatically in the event of its “assignment” as such term is defined under the 1940 Act.

GENERAL INFORMATION

INFORMATION ABOUT TOUCHSTONE

Touchstone, located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, currently serves as the investment advisor to the Fund pursuant to the terms of an advisory agreement (the “Advisory Agreement”), dated February 17, 2006, as amended. The Advisory Agreement was last approved by shareholders on February 17, 2006 and by the Board of Trustees on November 20, 2014.  Under the Advisory Agreement, Touchstone continuously reviews, supervises and administers the Fund’s investment program, subject to the supervision of, and policies established by, the Board. Touchstone makes recommendations to the Board with respect to the appropriate allocation of assets to the Fund’s sub-advisors.

Under the terms of the Advisory Agreement, the Fund pays Touchstone a fee of 0.65% on the first $100 million of average net assets, 0.60% on the next $100 million of average net assets, 0.55% on the next $100 million of average net assets, and 0.50% on average net assets over $300 million.  For the fiscal year ended December 31, 2014, the Fund paid Touchstone $246,496 in advisory fees.

Touchstone will use a portion of its advisory fee to pay TLC’s sub-advisory fee and Russell’s interim sub-advisory fee during the transition to TLC. As of August 31, 2015, Touchstone had approximately $17.7 billion in assets under management.

INFORMATION ABOUT TLC

TLC, located at 1801 Bayberry Court, Suite 301, Richmond, Virginia, 23226, is a registered investment advisor and will serve as the sub-advisor to the Fund.  Stephen Goddard, CFA, may be deemed to control TLC by virtue of owning greater than 25% of the sub-advisor.  As a sub-advisor, TLC will make investment decisions for the Fund’s investment portfolio. TLC will also ensure compliance with the Fund’s investment policies and guidelines with respect to those assets for which it is responsible. As of June 30, 2015, TLC had approximately $10 billion in assets under management.  The Board approved TLC to serve as sub-advisor to the Fund at its August 20, 2015 meeting and, therefore, TLC did not serve as a sub-advisor to (and did not receive any sub-advisory fees from) the Fund at any time during the most recent fiscal year ended December 31, 2014.

The following table identifies other funds with respect to which TLC acts as a sub-advisor that have an investment objective similar to the investment goal of the Fund and states the size of such other funds and the amount of TLC’s sub-advisory compensation.

Fund	Fiscal Year End	Net Assets at End of Last Completed Fiscal Year	Sub-Advisory Fee Paid to TLC for the Last Completed Fiscal Year
Touchstone Large Cap Fund (a series of Touchstone Strategic Trust)	June 30	$296,497,966	$1,043,628
Hennessy Equity and Income Fund (a series of Hennessy Funds Trust)	October 31	$386,553,589	N/A	(1)

(1)                                 TLC manages a portion of the fund’s investment portfolio, and the amount of TLC’s compensation is not publicly available.  The fund’s investment advisor pays TLC a sub-advisory fee calculated at an annual rate of 0.33% of the portion of the fund’s average daily net assets managed by TLC.

The name and principal occupation of the principal executive officers of TLC are listed below.

Name	Title and Occupation
Stephen Goddard	President, CIO and Lead Portfolio Manager
Jonathan T. Moody	Principal/Portfolio Manager
Andrew J. Wetzel	Chief Compliance Officer
Melissa A. Carlucci	Chief Operating Officer

The address for each person listed above is 1801 Bayberry Court, Suite 301, Richmond, Virginia, 23226.

Touchstone will use a portion of its advisory fee to pay TLC’s sub-advisory fee.  Because Touchstone pays TLC’s sub-advisory fee out of its own fee received from the Fund, there is no “duplication” of advisory fees paid by the Fund.

Upon the effectiveness of the appointment of TLC as the Fund’s sub-advisor, Stephen Goddard, CFA, will serve as the Fund’s portfolio manager.  Mr. Goddard, President, CIO and Lead Portfolio Manager, founded TLC in 1994.  Previously, he held Senior Portfolio Management positions at CFB Advisory and Flippin, Bruce & Porter.  He has over 25 years of investment experience.

INFORMATION ABOUT RUSSELL

Russell, located at 1301 Second Avenue, 18th Floor, Seattle, Washington 98101, is a registered investment advisor that has been appointed to serve as the interim sub-advisor to the Fund, effective September 1, 2015, during the transition period to TLC. As interim sub-advisor, Russell will make investment decisions for the Fund and also ensure compliance with the Fund’s investment policies and guidelines.  Russell has been providing transition management services to clients since 1992.  Russell has transitioned nearly $2.3 trillion in assets for clients in over 2,434 transition events in the last three calendar years.  As of June 30, 2015 Russell was managing 11 mandates with $2.1 billion in assets across a broad range of asset classes.

The name and principal occupation of the principal executive officers of Russell are listed below.

Name	Title and Occupation
Troy L. Rucker	Director, President and Chief Executive Officer
Kristin L. Gaerttner	Chief Compliance Officer
Kenneth W. Willman	Secretary and Chief Legal Officer
Matthew C. Moss	Director and Chief Financial Officer
Crista S. Dumais	Financial and Operations Principal
Jeffrey T. Hussey	Director

The address for each person listed above is 1301 Second Avenue, 18th Floor, Seattle, Washington 98101.

Touchstone will use a portion of its advisory fee to pay Russell’s interim sub-advisory fee.  Because Touchstone would pay Russell’s interim sub-advisory fee out of its own fee received from the Fund, there would be no “duplication” of advisory fees paid by the Fund.

INFORMATION ABOUT THE DISTRIBUTOR

Touchstone Securities, Inc. (the “Distributor”) and the Trust are parties to a distribution agreement (the “Distribution Agreement”) with respect to the Fund. The Distributor’s principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. The Distributor is a registered broker-dealer, and an affiliate of Touchstone by reason of common ownership. The Distributor of the Fund received $0 in underwriting fees for the fiscal year ended December 31, 2014.

INFORMATION ABOUT THE ADMINISTRATOR

Touchstone serves as the Fund’s administrator pursuant to an administrative agreement between the Trust, on the Fund’s behalf, and Touchstone. As administrator to the Fund, Touchstone received $75,845 in administration fees for the fiscal year ended December 31, 2014. Touchstone has engaged BNY Mellon Investment Servicing (US) Inc. located at 4400 Computer Drive, Westborough, Massachusetts 01581 to serve as the Trust’s sub-administrator.

SHARE OWNERSHIP INFORMATION

As of the Record Date, the following table lists those shareholders who owned of record or beneficially 5% or more of the outstanding shares of the Fund.  As of the Record Date, the Fund had 1,142,806.316 shares issued and outstanding.

Name and Address	Number of Shares	Percent of Fund

INTEGRITY LIFE INSURANCE COMPANY	591,836.123	51.79%
400 BROADWAY
CINCINNATI OH 45202-3341

NATIONAL INTEGRITY LIFE INS COMP	437,641.606	38.30%
400 BROADWAY
CINCINNATI OH 45202-3341

COLUMBUS LIFE INSURANCE COMPANY	65,760.326	5.75%
SEPARATE ACCOUNT 1
400 BROADWAY
CINCINNATI OH 45202

As of the Record Date, each Trustee’s individual shareholdings constituted less than 1% of the outstanding shares of the Fund, and as a group, the Trustees and officers of the Trust own less than 1% of the shares of the Fund.

PORTFOLIO TRANSACTIONS

There were no affiliated brokerage transactions for the Fund’s most recently completed fiscal year end.

VOTING INFORMATION CONCERNING THE SPECIAL MEETING

Proxies are being solicited by the Board on behalf of the Fund.  The proxies will be voted at the Special Meeting.  The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by Touchstone.

The Fund has engaged the services of AST Fund Solutions, LLC (the “Solicitor”) to assist in the solicitation of proxies for the Special Meeting.  The Solicitor’s fees and costs are expected to be approximately $5,000.  Proxies are expected to be solicited principally by mail, but the Fund or the Solicitor may also solicit proxies by telephone, through the Internet or otherwise.  Any telephonic solicitations will follow procedures reasonably designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholders after the fact.  Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form.  Touchstone may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.  Although the Solicitor’s representatives are permitted to answer questions about the voting process and may read any recommendation set forth in this Proxy Statement/Information Statement, they are not permitted to recommend to shareholders how to vote.  Proxies may also be solicited by officers, employees and agents of Touchstone or its affiliates.  Such solicitations may be by telephone, through the Internet or otherwise.

Shares of the Fund may be purchased by separate accounts of insurance companies for the purpose of funding Variable Products.  At present, all of the Participating Insurance Companies are affiliated companies of the Trust, such as Western-Southern Life Assurance Company (“WSLAC”), Columbus Life Insurance Company, Integrity Life Insurance Company, and National Integrity Life Insurance Company.  Pursuant to an exemptive order from the SEC, shares of the Fund may also be purchased by separate accounts of unaffiliated life insurance companies, qualified pension and retirement plans outside the separate account context and by Touchstone (including its affiliates) and affiliated and unaffiliated investment managers (including their affiliates) retained by Touchstone.

Instructions from Contract Owners

Contract Owners who select the Fund for investment through a subaccount available in a Variable Product issued by a Participating Insurance Company do not invest directly in, or hold shares of, the Fund.  The Participating Insurance Companies, on behalf of their respective separate accounts, are the shareholders of the Fund and, as the legal owner of the Fund’s shares, have sole voting and investment power with respect to the shares.  The Participating Insurance Companies generally will pass through any voting rights to Contract Owners.  Each Contract Owner, therefore, has the right to instruct the Participating Insurance Company how to vote the Contract Owner’s interest with respect to the proposal described in this Proxy Statement/Information Statement.  Participating Insurance Companies will vote the shares of the Fund held in the name of each of their respective separate accounts as directed by the relevant Contract Owners.

The number of shares for which a Contract Owner may provide voting instructions is calculated by determining, for the Fund’s subaccount in each applicable separate account, the percentage that represents a Contract Owner’s investment in the subaccount, and applying this percentage to the total number of Fund shares that the subaccount owns.

If any Contract Owner investing in the Fund through a Variable Product subaccount fails to provide a Participating Insurance Company with voting instructions, the Participating Insurance Company will vote the shares corresponding to such Contract Owner’s investment for, against or abstaining, in the same proportions as the shares for which instructions have been received from other Contract Owners investing through the Participating Insurance Company’s subaccount.  Shares of the Fund owned by Participating Insurance Companies also will be voted in the same proportion as the share for which instructions have been received from Contract Owners investing through the respective subaccounts of these Participating Insurance Companies.  This practice means that a small number of Contract Owners may determine the outcome of a vote.

Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Special Meeting.  Abstentions and broker non-votes will have the effect of a negative vote on the Proposal described in this Proxy Statement/Information Statement.

Under certain group contracts, participants in the group may be entitled to provide voting instructions.  A participant entitled to provide voting instructions will be referred to as a “Voting Participant.”

Any Contract Owner or Voting Participant authorizing a Participating Insurance Company to vote shares attributable to that Contract Owner or Voting Participant has the power to revoke this authorization (1) by executing and sending a superseding authorization card to the Participating Insurance Company (at the address provided by the Participating Insurance Company) or (2) by sending a notice of revocation to the Participating Insurance Company (at the address provided by the Participating Insurance Company).  The superseding authorization card or notice of revocation must be received by the Participating Insurance Company on or before November 19, 2015.

If the shareholders of the Fund do not approve the Proposal, then TLC will not be appointed as the Fund’s new sub-advisor, the Repositioning will not be implemented and the Board will take whatever action it deems necessary with respect to the Fund.

Quorum

The presence in person or by proxy of the shareholders representing 30% of the outstanding shares of the Fund entitled to vote at the Special Meeting will constitute a quorum.

Because WSLAC and its affiliates are the legal owners of all of the Fund’s outstanding shares, there will be a quorum at the Special Meeting regardless of how many Contract Owners direct the Participating Insurance Companies to vote on the proposal described in this Proxy Statement/Information Statement.  If there are insufficient votes to approve the proposal for the Fund, the persons named as proxies may propose one or more adjournments of the Fund’s Special Meeting to permit additional time for the solicitation of proxies with respect to that proposal, in accordance with applicable law.  Adjourned meetings must be held within a reasonable time after the date originally set for the Special Meeting.  Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.  The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of a proposal and will vote against any such adjournment those proxies to be voted against a proposal.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is not generally required to hold annual or special meetings of shareholders.  Any shareholder who wishes to submit a proposal for consideration at a subsequent shareholders’ meeting should mail the proposal promptly to the Trust.  Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and must be received by the Trust within a reasonable time before the solicitation of proxies for that meeting.  The timely submission of a proposal does not guarantee its inclusion.

SHAREHOLDER REPORTS

The Trust’s most recent annual report for the fiscal year ended December 31, 2014 and most recent semi-annual report for the six-month period ended June 30, 2015 are available upon request without charge.  The annual and semi-annual reports may be obtained by writing to the Trust at Touchstone Variable Series Trust, P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or online at TouchstoneInvestments.com.

OTHER BUSINESS

The Board does not intend to present any other business at the Special Meeting.  If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote in accordance with their judgment.

[FORM OF PROXY CARD]

YOUR VOTE IS IMPORTANT!

THREE EASY WAYS TO VOTE YOUR PROXY.

TOUCHSTONE VARIABLE SERIES TRUST

Touchstone Large Cap Core Equity Fund

PROXY TABULATOR	To vote by Internet

1) Read the Proxy Statement/Information Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com. 3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement/Information Statement and have the proxy card below at hand.
2) Call ( ) - .
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement/Information Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

[FORM OF PROXY CARD]

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

[ ]	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

	The Board of Trustees recommends you vote FOR the following:	For	Against	Abstain

To approve a change to Touchstone Large Cap Core Equity Fund’s subclassification under the Investment Company Act of 1940, as amended, from a “diversified” fund to a “non-diversified” fund.

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature [Joint Owners]	Date

[FORM OF PROXY CARD]

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement/Information Statement is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

[                        ]

TOUCHSTONE VARIABLE SERIES TRUST Touchstone Large Cap Core Equity Fund THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the Touchstone Variable Series Trust hereby appoints Terrie A. Wiedenheft and Timothy S. Stearns, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of Touchstone Large Cap Core Equity Fund standing in the name of the undersigned at the close of business on September 30, 2015 at a Special Meeting of Shareholders to be held at the office of the Touchstone Variable Series Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 on November 20, 2015, and at any and all adjournments and postponements thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement/Information Statement for the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

APPENDIX A

FORM OF SUB-ADVISORY AGREEMENT

Touchstone Large Cap Core Equity Fund

a series of

Touchstone Variable Series Trust

This Sub-Advisory Agreement (the “Agreement”) is made as of [    ], 2015, between Touchstone Advisors, Inc. (the “Advisor”), and London Company of Virginia d/b/a The London Company (the “Sub-Advisor”).

WHEREAS, Touchstone Variable Series Trust (the “Trust”) is a Massachusetts business trust organized pursuant to an Amended and Restated Declaration of Trust dated November 21, 2002, as amended, and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and has been retained by the Trust to provide investment advisory services with respect to certain assets of the Touchstone Large Cap Core Equity Fund (the “Fund”); and

WHEREAS, the Sub-Advisor also is an investment advisor registered under the Advisers Act; and

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with portfolio management services in connection with the Advisor’s investment advisory activities on behalf of the Fund, and the Sub-Advisor has agreed to furnish such services to the Advisor and the Fund;

NOW THEREFORE, in consideration of the terms and conditions set forth below, it is agreed as follows:

1.             Appointment of the Sub-Advisor.  In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached as Exhibit A (the “Advisory Agreement”), the Advisor appoints the Sub-Advisor to manage the investment and reinvestment of that portion of the assets of the Fund allocated to it by the Advisor (the “Fund Assets”), in conformity with the Fund’s currently effective registration statement, including its summary prospectus, statutory prospectus and statement of additional information, as amended (collectively, the “Disclosure Documents”), and subject to the control and direction of the Advisor and the Trust’s Board of Trustees (the “Board”), for the period and on the terms set forth in this Agreement.  The Sub-Advisor accepts such appointment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation provided in Section 3 of this Agreement.  The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Advisers Act and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal.  For purposes of this Agreement, the Sub-Advisor shall be deemed an independent contractor and shall, except as expressly provided or authorized by written agreement between the Sub-Advisor and the Advisor, Fund, or Trust, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

2.             Duties of the Sub-Advisor.  The Sub-Advisor will provide the following services and undertake the following duties:

a.         The Sub-Advisor will manage the investment and reinvestment of the Fund Assets, subject to and in accordance with the investment objectives, policies, and restrictions of the Fund, and in conformity with the Fund’s currently effective Disclosure Documents, and, to the extent they do not contradict the Fund’s currently effective Disclosure Documents, any written directions which the Advisor or the Trust’s Board may give pursuant to this Agreement.  In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same.  The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the portfolio securities will be exercised.

b.         As reasonably requested, the Sub-Advisor will render regular reports to the Trust’s Board and to the Advisor (or such other service providers as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor).  Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust or the Advisor shall reasonably request; provided, however, that in the absence of extraordinary circumstances, the individual primarily responsible for management of Fund Assets for the Sub-Advisor will not be required to attend in-person more than one meeting per year with the Trust’s Board.

c.         The Sub-Advisor may utilize the services of a third-party service provider to research and vote proxies on its behalf and on behalf of the Fund.

d.         The Sub-Advisor shall not have custody of any of the Fund Assets and is not authorized to provide the Fund with legal or tax advice or to engage the Fund in any legal proceedings, including responding to class action claims; provided, however, that the Sub-Advisor shall promptly forward any notices it receives relating to class action claims to the Fund’s custodian or other duly designated Fund agent.  The Sub-Advisor shall assist the custodian or other duly designated Fund agent in evaluating such securities class action claims, as reasonably requested in writing (provided that in so doing the Sub-Advisor shall not incur any extraordinary costs), but the Sub-Advisor will not be responsible for filing such claims.  The Advisor acknowledges that the Fund’s custodian or other duly designated Fund agent will be responsible for evaluating and making all decisions regarding class action claims involving securities presently or formerly held by the Fund.

e.         The Sub-Advisor may, to the extent permitted by applicable law and regulations, aggregate purchase and sale orders of securities placed with respect to the Fund Assets with similar orders being made simultaneously for other accounts managed by the Sub-Advisor or its affiliates, if, in the Sub-Advisor’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund.  In forming this judgment the Sub-Advisor shall consider the selling or purchase price, brokerage commissions, and other expenses.  In the event that a purchase or sale of the Fund Assets occurs as part of any aggregate sale or purchase order, the objective of the Sub-Advisor and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner.

f.         Whenever the Fund and one or more other investment advisory clients of the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Advisor to be fair and equitable to each.  Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Advisor and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client, including the Fund.

g.         The Sub-Advisor will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Advisor or its affiliates unless (a) such purchases or sales are in accordance with applicable law and regulation (including Rule 17a-7 under the 1940 Act) and the Fund’s policies and procedures, (b) the Sub-Advisor determines the purchase or sale is in the best interests of the Fund, and (c) the Fund’s Board has approved these types of transactions.

h.         The Sub-Advisor shall promptly notify the Advisor if the Sub-Advisor reasonably believes that the value of any security held by the Fund and reflected on the books and records of the Fund may not reflect fair value. The Sub-Advisor agrees to provide any pricing information of which the Sub-Advisor is aware to the Advisor and any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s adopted valuation procedures, which may be amended by the Board.  Notwithstanding the foregoing, the parties recognize that the Sub-Advisor is not an official pricing source and has no responsibility for calculating the Fund’s net asset value.

i.          Regulatory Compliance.

(i)            The Sub-Advisor will comply in all material respects with federal and state securities laws, including the 1940 Act, the Advisers Act, the Securities Act of 1933 (the “1933 Act”), the Securities Exchange Act of 1934 (the “1934 Act”), the Commodity Exchange Act of 1936, each as amended, and the rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), the Commodities Futures Trading Commission, or state securities regulator that are applicable to a registered investment advisor providing services to registered open-end investment companies including, without limitation, Rule 206(4)-7 under the Advisers Act.

(ii)           The Sub-Advisor shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

(iii)          The Sub-Advisor will cooperate fully with the Trust’s Chief Compliance Officer in the execution of his or her responsibilities to monitor service providers to the Trust pursuant to Rule 38a-1 under the 1940 Act.

(iv)          Subject to the Advisor’s supervision, the Sub-Advisor will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G, each under the 1934 Act, with respect to securities held for the account of the Fund.

(v)           The Sub-Advisor has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”). The Sub-Advisor will provide its Code of Ethics to the Advisor and the Fund.  The Sub-Advisor shall ensure that its Access Persons (as defined in the Sub-Advisor’s Code of Ethics) comply in all material respects with the Sub-Advisor’s Code of Ethics, as in effect.  Upon request, the Sub-Advisor shall provide the Fund with (i) a copy of the Sub-Advisor’s current Code of Ethics, as in effect, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Advisor’s Code of Ethics. No less frequently than annually, the Sub-Advisor shall furnish to the Fund and the Advisor a written report, which complies with the requirements of Rule 17j-1 under the 1940 Act, concerning the Sub-Advisor’s Code of Ethics. The Sub-Advisor shall promptly respond to any requests for information from the Advisor as to violations of the Sub-Advisor’s Code of Ethics by Access Persons and the sanctions imposed by the Sub-Advisor.  The Sub-Advisor shall promptly notify the Advisor of any material violation of the Sub-Advisor’s Code of Ethics, whether or not such violation relates to a security held by the Fund.

(vi)          The Sub-Advisor shall notify the Trust’s Chief Compliance Officer and Advisor immediately upon detection of (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Advisor’s policies, guidelines, or procedures (to the extent such policies, guidelines, or procedures have been provided to the Sub-Advisor).  In addition, the Sub-Advisor shall provide a quarterly report regarding its compliance with applicable law, including but not limited to the 1940 Act and the Code, and the Fund’s and the Advisor’s investment objectives policies, guidelines, or procedures as applicable to the Sub-Advisor’s obligations under this Agreement. The Sub-Advisor acknowledges and agrees that the Advisor may, in its sole discretion, provide such quarterly compliance certifications to the Board.  The Sub-Advisor agrees to correct any such failure promptly and to take any action that the Board or the Advisor may reasonably request in connection with any such breach. The Sub-Advisor shall also provide the officers of the Trust with supporting certifications in connection with certifications of the Fund’s financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended.  The Sub-Advisor will promptly notify the Trust in the event (i) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Advisor with the federal or state securities laws in connection with the services provided to the Fund under this Agreement or (ii) the controlling stockholder of the Sub-Advisor changes or an actual change in control resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

(vii)         The Sub-Advisor shall maintain separate books and detailed records of all matters pertaining to the Fund Assets advised by the Sub-Advisor as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Advisor, custodian, or transfer agent appointed by the Fund), and relating to its responsibilities under this Agreement. The Sub-Advisor shall preserve such records for the periods and in a manner prescribed by Rule 31a-2 under the 1940 Act (the “Fund

Books and Records”).  The Fund Books and Records shall be available to the Advisor and the Board, which shall be delivered upon request to the Trust, at the Advisor’s expense, upon the termination of this Agreement and shall be available for telecopying without delay during any day the Fund is open for business.  The Sub-Advisor may retain a copy of the Fund Books and Records for its own recordkeeping purposes.

j.          The Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to:  (i) permission to use the Sub-Advisor’s name as provided in Section 6 of this Agreement; (ii) permission to use the past performance and investment history of the Sub-Advisor with respect to a composite of funds managed by the Sub-Advisor that are comparable, in investment objective and composition, to the Fund; (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences, and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor; and (iv) permission to use biographical and historical data of the Sub-Advisor and individual portfolio manager(s).

k.         The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies set forth in the Fund’s Disclosure Documents.  When placing orders with brokers and dealers, the Sub-Advisor’s primary objective shall be to obtain the most favorable price and execution available for the Fund, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range); the financial strength and stability of the broker; the efficiency with which the transaction will be effected; the ability to effect the transaction at all where a large block is involved; and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.  Consistent with the Conduct Rules of the Financial Industry Regulatory Authority, and subject to seeking most favorable price and execution and compliance with Rule 12b-1(h) under the 1940 Act, the Sub-Advisor may select brokers and dealers to execute portfolio transactions of the Fund that promote or sell shares of the Fund.  The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the 1934 Act), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction.  This excess payment (often referred to as “soft dollar” payments) in recognition of such additional research services rendered by the broker or dealer shall only be made if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor’s overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonable benefit from such research services.  The Sub-Advisor will present a written report to the Board, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board reasonably shall request.

l.          The Sub-Advisor shall maintain errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies related to the services provided to the Trust under this Agreement.  Furthermore, the Sub-Advisor shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

m.       In the event of any reorganization or other material change in the Sub-Advisor, its investment principals, supervisors, or members of its investment committee, the Sub-Advisor shall give the Advisor and the Board written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

n.         The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are expressly undertaken by the Advisor or the Fund.

o.         The Advisor and Sub-Advisor acknowledge and agree that the Sub-Advisor shall be required to provide only the services expressly described in this Agreement, and shall have no responsibility to provide any other services to the Advisor or the Portfolio except as required by law.  The Advisor shall remain responsible for the Fund’s overall compliance with the 1940 Act, the Code, and all other applicable federal and state laws and regulations.

p.        The Advisor agrees to provide the Sub-Advisor with such assistance as may be reasonably requested by the Sub-Advisor in connection with its activities under this Agreement, including, without limitation, information concerning the Fund; its cash available, or to become available, for investment; and generally as to the conditions of the Fund or its affairs.

q.        The Advisor will provide the Sub-Advisor with advance notice of, and the opportunity to comment on, any change in the Fund’s investment objectives, investment policy risks, and restrictions as stated in the Disclosure Documents, or in any procedures and policies adopted by the Board of the Trust or the Advisor that may affect the Sub-Advisor’s management of the Fund.  The Sub-Advisor shall, in the performance of its duties and obligations under this Agreement, manage the Fund Assets in compliance with such changes following reasonable notice of the effectiveness of such changes from the Advisor. In addition to such notice, the Advisor shall provide to the Sub-Advisor a copy of any amendments or supplements to the Disclosure Documents. The Advisor acknowledges and agrees that the Disclosure Documents will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Fund.

r.         The Advisor acknowledges and agrees that the Sub-Advisor does not guarantee the future performance or any specific level of performance for the Fund Assets, the success of any investment decision or strategy that the Sub-Advisor may use, or the success of the Sub-Advisor’s overall management of the Fund Assets.  The Advisor acknowledges and agrees that investment decisions made with regard to the Fund Assets by the Sub-Advisor are subject to various market, currency, economic, political, and business risks, and that those investment decisions will not always be beneficial to the Fund.  Additionally, there may be loss or depreciation of the value of the Fund Assets because of fluctuation of market values.  These risks will be disclosed in the Fund’s Disclosure Documents.

3.             Compensation of the Sub-Advisor.

a.             As compensation for the services to be rendered and duties undertaken under this Agreement by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to XX% on the first $500 million of average daily net assets of the Fund, XX% on the next $500 million of average daily net assets of the Fund, and XX% on average daily net assets of the Fund over $1 billion; without regard to any total expense limitation or other fee waiver applied by the Trust or the Advisor.  Such fee shall be computed and accrued daily.  If the Sub-Advisor serves in such capacity for less than the whole of any period specified in Section 12(a) of this Agreement, the compensation to the Sub-Advisor shall be prorated.  For purposes of calculating the Sub-Advisor’s fee, the daily value of the Fund Assets shall be computed by the same method as the Trust uses to compute the Fund’s net asset value for purposes of purchases and redemptions of shares.

b.             The Sub-Advisor reserves the right to waive all or a part of its fees.

4.             Ongoing Reporting of the Sub-Advisor.

a.             Financial Reporting. The Sub-Advisor will report to the Board (at regular quarterly meetings and at such other times as the Board reasonably shall request, subject to the limitation on personal attendance at such meetings set forth in Section 2(b) of this Agreement): (i) the financial condition and financial prospects of the Sub-Advisor, (ii) the nature and amount of transactions that may be reasonably expected to affect the Fund that involve the Sub-Advisor and its affiliates, (iii) information regarding any potential conflicts of interest arising by reason of the Sub-Advisor’s continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information as the Board shall reasonably request regarding the Fund, including but not limited to the performance of the specific strategy used to manage the Fund Assets and the capacity of the Sub-Advisor as it relates to the continuing ability of the Sub-Advisor to accept additional cash flow from the Advisor into the Fund.  Upon request by the Advisor or the Board, the Sub-Advisor agrees to discuss with the Board its plans for the allocation of remaining capacity in the strategy used to manage the Fund, with respect to the Fund and to the Sub-Advisor’s other clients.

The Sub-Advisor will annually provide the Advisor with the Sub-Advisor’s financial statements, unless the Fund’s Board requests reports on a more frequent basis.  For purposes of this paragraph 4(a), “financial statements” shall include the Sub-Advisor’s balance sheet, income statement, and notes to the financial statements.

b.             Key Personnel Reporting. The Sub-Advisor agrees to promptly notify the Advisor upon becoming aware of any incapacity, resignation, termination, or other material change of key personnel. For purposes of this paragraph 4(b), “key personnel” include: (i) any portfolio manager of the Fund; and (ii) any chief executive officer, chief compliance officer, chief operations officer, chief investment officer, chief financial officer, chief administration officer, or any other principal or officer of similar title or position with the Sub-Advisor; and (iii) any member of its investment (or comparable) committee.

5.             Representations of the Advisor and the Trust.  The Advisor represents that: (a) the Advisor has been duly appointed by the Board to provide investment services to the Fund Assets as contemplated in this Agreement; (b) the Advisor has all necessary power and authority to execute, deliver, and perform this Agreement on behalf of the Trust, and such execution, delivery, and performance will not violate any applicable law, regulation, organizational document, policy, or agreement binding on the Trust or its property; (c)  the Trust has the full power and authority to enter into all transactions contemplated under this Agreement, to perform its obligations under such transactions and to authorize the Advisor to procure the Sub-Advisor to enter into such transactions on the Trust’s and Fund’s behalf; (d) the Advisor’s decision to appoint the Sub-Advisor was made in a manner consistent with its fiduciary duties under applicable law and the governing documents, contracts, or other material agreements or instruments governing the Fund’s investment or trading activities; (e) the Advisor will deliver to the Sub-Advisor a true and complete copy of the Fund’s Disclosure Documents, such other documents or instruments governing the investments of Fund Assets, and such other information as is necessary for the Sub-Advisor to carry out its obligations under this Agreement; and (f) the Trust is a “United States person” within the meaning of Section 7701(a)(30) of the Code.

6.             Use of Names.

a. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature, or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment as the Fund’s Sub-Advisor under this Agreement or which are required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld.

b. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust will each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor as the Fund’s Sub-Advisor under this Agreement or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

c. Upon termination of this Agreement in accordance with Section 12, the Advisor shall cease using any references to the Sub-Advisor in Fund and Advisor documents unless such reference is required by law.  Similarly, the Sub-Advisor shall cease using any references to the Advisor or Fund in any documents unless such reference is required by law. For purposes of this paragraph (c), “documents” include but are not limited to, marketing materials, regulatory filings, and performance reporting.

7.             Liability of the Sub-Advisor.  The Sub-Advisor shall indemnify and hold harmless the Trust, the Advisor, and all their affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Sub-Advisor Indemnitees”) against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) (collectively, “Losses”) incurred by reason of or arising out of: (a) the Sub-Advisor being in material violation of any applicable federal or state law, rule, or regulation or any investment policy or restriction set forth in the Fund’s Disclosure Documents or any written guidelines or instruction provided in writing by the Board; or (b) the Sub-Advisor’s willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under this Agreement.

8.          Liability of the Advisor.   The Advisor shall indemnify and hold harmless the Sub-Advisor and all affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Advisor Indemnitees”) against any and all direct Losses incurred by reason of or arising out of: (a) the Advisor being in material violation of any applicable federal or state law, rule, or regulation; or (b) the Advisor’s willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under this Agreement.

9.             Limitation of Trust’s Liability.  The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Declaration of Trust.  The Sub-Advisor agrees that (i) the Trust’s obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the Fund Assets and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders of the Fund, other than the Advisor, nor from any Trustee, officer, employee, or agent of the Trust.

10.          Force Majeure.  The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply.  In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take all reasonable steps to minimize service interruptions.

11.          Confidentiality.  Each party expressly undertakes to protect and to preserve the confidentiality of all information and know-how made available under or in connection with this Agreement, or the parties’ activities hereunder that are either designated as being confidential or which, by the nature of the circumstances surrounding the disclosure, ought in good faith to be treated as proprietary or confidential (collectively, the “Confidential Information”).  Each party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information but in any event using a commercially reasonable standard of care, to keep confidential the Confidential Information. Neither party shall disclose Confidential Information except:  (a) to its employees, directors, officers, legal advisors, or auditors having a need to know such Confidential Information; (b) in accordance with a judicial or other governmental order or when such disclosure is required by law, provided that prior to such disclosure the receiving party shall provide the disclosing party with written notice and shall comply with any protective order or equivalent; or (c) in accordance with a regulatory audit or inquiry, without prior notice to the disclosing party, provided that the receiving party shall obtain a confidentiality undertaking from the regulatory agency where possible.

Neither party will make use of any Confidential Information except as expressly authorized in this Agreement or as agreed to in writing between the parties.  However, the receiving party shall have no obligation to maintain the confidentiality of information that:  (a) it received rightfully from another party prior to its receipt from the disclosing party; (b) the disclosing party discloses generally without any obligation of confidentiality; (c) is or subsequently becomes publicly available without the receiving party’s breach of any obligation owed the disclosing party; or (d) is independently developed by the receiving party without reliance upon or use of any Confidential Information.  Each party’s obligations under this clause shall survive for a period of three years following the expiration or termination of this Agreement.

Notwithstanding anything to the contrary, each party to this Agreement may disclose any information with respect to the United States federal income tax treatment and tax structure (and any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction) of the transactions contemplated in this Agreement.

12.          Renewal, Termination and Amendment.

a.             This Agreement shall continue in effect, unless sooner terminated under this Agreement, through November 30, 2017; and it shall thereafter continue for successive annual terms provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities of the Fund or (ii) by vote of a majority of the Trust’s Board including the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

b.             This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor upon not more than 60-days’ nor less than 30-days’ prior written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Advisor; (ii) by the Sub-Advisor upon not less than 60-days’ prior written notice delivered or mailed by registered mail, postage prepaid, to the Advisor; or (iii) by the Trust, upon either (y) the majority vote of the Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Fund.  This Agreement shall terminate automatically in the event of its assignment.

c.             This Agreement may be amended at any time by the parties, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

d.             The terms “assignment,” “interested persons” and “majority of the outstanding voting securities” as used in this Section 12 shall have the meaning set forth for such terms in the 1940 Act.

13.          Severability.  If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected.

14.          Notice.  Any notices under this Agreement shall be in writing and sent to the address or facsimile number, as applicable, of the party receiving such notice or instruction and (a) delivered personally; (b) sent by electronic mail (“email”) or facsimile transmission, with notice or confirmation of receipt received; (c) delivered by a nationally recognized overnight courier; or (d) sent by prepaid first-class mail.  Until further notice to the other party, it is agreed that the addresses of the Trust and the Advisor for this purpose shall be 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be 1801 Bayberry Court, Suite 301, Richmond, Virginia 23226.

15.          Miscellaneous.  Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio.  The captions in this Agreement are included for convenience only and in no way define or delimit any of the Agreement provisions or otherwise affect their construction or effect.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

16.          Entire Agreement.  This Agreement, including any attached Schedules, constitutes the sole and entire agreement of the parties with respect to the Agreement’s subject matter.

17.          Customer Notification.  By executing this Agreement, the Advisor acknowledges that as required by the Advisers Act the Sub-Advisor has supplied to the Advisor and the Trust copies of the Sub-Advisor’s Form ADV with all exhibits and attachments (including the Sub-Advisor’s statement of financial condition) and will promptly supply to the Advisor copies of all amendments or restatements of such document.  Otherwise, the Advisor’s rights under federal law allow termination of this contract without penalty within five business days after entering into this contract.  U.S. law also requires the Sub-Advisor to obtain, verify, and record information that identifies each person or entity that opens an account.  The Sub-Advisor will ask for the Trust’s legal name, principal place of business address, and Taxpayer Identification or other identification number, and may ask for other identifying information.

Signatures on next page.

The parties’ duly authorized officers have signed and delivered this Agreement as of the date first above written.

TOUCHSTONE ADVISORS, INC.

By:

Name:

Title:

By:

Name:

Title:

THE LONDON COMPANY OF VIRGINIA

By:

Name:

Title:

By:

Name:

Title:

APPENDIX B

INTERIM SUB-ADVISORY AGREEMENT

Touchstone Large Cap Core Equity Fund

a series of

Touchstone Variable Series Trust

This INTERIM SUB-ADVISORY AGREEMENT (the “Agreement”) is made as of September 1, 2015, between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the “Advisor”), and RUSSELL IMPLEMENTATION SERVICES INC., a Washington corporation (the “Interim Sub-Advisor”).

WHEREAS, the Advisor is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and has been retained by Touchstone Variable Series Trust (the “Trust”), a Massachusetts business trust organized pursuant to an Amended and Restated Agreement and Declaration of Trust dated November 21, 2002, as amended, and registered as an open-end investment company under the Investment Company Act of 1940 (the “1940 Act”), to provide investment advisory services with respect to certain assets of the Touchstone Large Cap Core Equity Fund (the “Fund”); and

WHEREAS, the Interim Sub-Advisor also is an investment adviser registered under the Advisers Act and a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”); and

WHEREAS, the Advisor desires to retain the Interim Sub-Advisor to furnish it with portfolio management services in connection with the Advisor’s investment advisory activities on behalf of the Fund, and the Interim Sub-Advisor is willing to furnish such services to the Advisor and the Fund;

NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1.             Appointment of the Interim Sub-Advisor.  In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached hereto as Exhibit A (the “Advisory Agreement”), the Advisor hereby appoints the Interim Sub-Advisor to manage the investment and reinvestment of that portion of the assets of the Fund allocated to it by the Advisor (the “Fund Assets”), in conformity with the Investment Guidelines attached as Schedule A to this Agreement and subject to the Fund’s currently effective prospectus and statement of additional information, as amended (the “Disclosure Documents”), and subject to the control and direction of the Advisor and the Trust’s Board of Trustees (the “Board”), for the period and on the terms hereinafter set forth.  The Interim Sub-Advisor hereby accepts such employment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided.  The Interim Sub-Advisor shall at all times maintain its registration as an investment adviser under the Advisers Act and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal.  The Interim Sub-Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

2.             Duties of the Interim Sub-Advisor.  The Interim Sub-Advisor will provide the following services and undertake the following duties:

a.          The Advisor shall provide Interim Sub-Advisor with a statement of the investment objectives and policies of the Fund Assets and any specific investment restrictions applicable thereto, as amended from time to time (the “Investment Guidelines”), and with the investment restrictions, objectives, strategies and policies set forth in the Fund’s Disclosure Documents.  The Investment Guidelines, as may be amended, are hereby incorporated into this Agreement. The Interim Sub-Advisor will manage the investment and reinvestment of the Fund Assets, subject to and in accordance with the Investment Guidelines, as set forth in Schedule A, and in conformity with the Fund’s Disclosure Documents and any directions which the Advisor or the Trust’s Board may give with respect to the Fund.  In furtherance of the foregoing, the Interim Sub-Advisor will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same.  The Interim Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the portfolio securities will be exercised.  The Interim Sub-Advisor will render regular reports to the Trust’s Board and to the Advisor (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Interim Sub-Advisor).  Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Interim Sub-Advisor as the Trust or the Advisor shall request; provided, however, that in the absence of extraordinary circumstances, the individual primarily responsible for management of Fund Assets for the Interim Sub-Advisor will not be required to attend in-person more than one meeting per year with the Trust’s Board.  The Interim Sub-Advisor may utilize the services of a third-party to research and vote proxies on its behalf and on behalf of the Fund.  The Interim Sub-Advisor shall not have custody of any of the assets of the Fund, is not authorized to provide the Fund with legal or tax advice, and is not authorized to engage the Fund in any legal proceedings, including responding to class action claims; provided, however, that the Interim Sub-Advisor shall promptly forward any notices it receives relating to class action claims to the Fund’s custodian or other duly designated Fund agent.  The Interim Sub-Advisor shall assist the custodian or other duly designated Fund agent in evaluating such securities litigation claims, as reasonably requested in writing, but the Interim Sub-Advisor will not be responsible for filing such claims.  The Advisor acknowledges that the Fund’s custodian or other duly designated Fund agent will be responsible for evaluating and making all decisions regarding securities litigation claims involving securities presently or formerly held by the Fund.

b.             The Interim Sub-Advisor has full discretion and authority, to the extent required or permitted by applicable law, and further subject to the additional terms, policies, objectives, and restrictions set forth in this Agreement and the applicable Schedules, to do any or all of the following:  (i) to establish brokerage accounts in the Fund’s name with the Interim Sub-Advisor or other unaffiliated brokers or counterparties to effect securities transactions in connection with the services hereunder, and to exercise full discretionary authority over such accounts; and (ii) to purchase or sell, securities held in the Fund’s investment accounts.

In connection with these transactions, the Interim Sub-Advisor may (i) negotiate, amend, execute and deliver any agreements or documents the Interim Sub-Advisor considers necessary or desirable for the purpose of entering into these securities transactions; and (ii) deliver to counterparties, on the behalf of the Fund representations, warranties, and covenants, along with such financial information regarding the Fund as such counterparties may reasonably request.

c.             All transactions will be conducted in the manner described in the Interim Sub-Advisor’s Trading Practices, attached as Schedule B.  In addition, the Interim Sub-Advisor may, to the extent permitted by applicable law and regulations, aggregate purchase and sale orders of securities placed with respect the Fund Assets with similar orders being made simultaneously for other accounts managed by the Interim Sub-Advisor or its affiliates, if, in the Interim Sub-Advisor’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions, and other expenses.  In the event that a purchase or sale the Fund Assets occurs as part of any aggregate sale or purchase order, the objective of the Interim Sub-Advisor and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner.  Whenever the Fund and one or more other investment advisory clients of the Interim Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Interim Sub-Advisor to be equitable to each.  Moreover, it is possible that due to differing investment objectives or for other reasons, the Interim Sub-Advisor and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client, including the Fund.

d.          The Interim Sub-Advisor will not arrange purchases or sales of securities between the Fund and other accounts advised by the Interim Sub-Advisor or its affiliates unless (a) such purchases or sales are in accordance with applicable law and regulation (including Rule 17a-7 under the 1940 Act) and the Fund’s policies and procedures, (b) the Interim Sub-Advisor determines the purchase or sale is in the best interests of the Fund, and (c) the Fund’s Board of Trustees has approved these types of transactions.

e.           The Interim Sub-Advisor shall promptly notify the Advisor if the Interim Sub-Advisor reasonably believes that the value of any security held by the Fund may not reflect fair value. The Interim Sub-Advisor agrees to provide any pricing information of which the Interim Sub-Advisor is aware to the Advisor and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board.  The parties hereto recognize that the Interim Sub-Advisor is not an official pricing source.

f.             Regulatory Compliance.

(i)            The Interim Sub-Advisor agrees to comply with the requirements of the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the “1933 Act”), the 1934 Act, the Commodity Exchange Act, and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. In selecting the Fund’s portfolio securities and performing the Interim Sub-Advisor’s obligations hereunder, the Interim Sub-Advisor shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.  The Interim Sub-Advisor shall maintain compliance procedures that it reasonably believes are adequate to ensure the compliance with the foregoing.  No supervisory activity undertaken by the Advisor shall limit the Interim Sub-Advisor’s full responsibility for any of the foregoing.

(ii)           The Interim Sub-Advisor has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Advisor and the Fund.  The Interim Sub-Advisor shall ensure that its Access Persons (as defined in the Interim Sub-Advisor’s Code of Ethics) comply in all material respects with the Interim Sub-Advisor’s Code of Ethics, as in effect.  Upon request, the Interim Sub-Advisor shall provide the Fund with (i) a copy of the Interim Sub-Advisor’s current Code of Ethics, as in effect, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Interim Sub-Advisor’s Code of Ethics. No less frequently than annually, the Interim Sub-Advisor shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Interim Sub-Advisor’s Code of Ethics to the Fund and the Advisor.  The Interim Sub-Advisor shall respond to requests for information from the Advisor as to violations of the Code by Access Persons and the sanctions imposed by the Interim Sub-Advisor.  The Interim Sub-Advisor shall immediately notify the Advisor of any material violation of the Code, whether or not such violation relates to a security held by any Fund.

(iii)          The Interim Sub-Advisor shall notify the Trust’s Chief Compliance Officer and Advisor immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Advisor’s policies, guidelines, or procedures.  In addition, the Interim Sub-Advisor shall provide a quarterly report regarding its compliance with the Fund’s investment objectives and policies and applicable law, including, but not limited to the 1940 Act, the Code, and the Fund’s and the Advisor’s policies, guidelines, or procedures as applicable to the Interim Sub-Advisor’s obligations under this Agreement. The Interim Sub-Advisor acknowledges and agrees that the Advisor may, in its discretion, provide such quarterly compliance certifications to the Board.  The Interim Sub-Advisor agrees to correct any such failure promptly and to take any action that the Board and/or the Advisor may reasonably request in connection with any such breach. The Interim Sub-Advisor shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended.  The Interim Sub-Advisor will promptly notify the Trust in the event (i) the Interim Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Interim Sub-Advisor with the federal or state securities laws in connection with the services provided to the Fund under this Agreement or (ii) the controlling stockholder of the Interim Sub-Advisor changes or an actual change in control resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

(iv)          The Interim Sub-Advisor shall maintain separate books and detailed records of all matters pertaining to the Fund Assets advised by the Interim Sub-Advisor as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Advisor, custodian, or transfer agent appointed by the Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Fund Books and Records”).  The Fund Books and Records shall be available to the Advisor and the Board at any time upon request shall be delivered to the Trust, at the Advisor’s expense, upon the termination of this Agreement and shall be available for telecopying without delay during any day the Fund is open for business.  The Interim Sub-Advisor may retain a copy of the Fund Books and Records for its own recordkeeping purposes.

g.             The Interim Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to:  (i) permission to use the Interim Sub-Advisor’s name as provided in Section 5; (ii) permission to use the past performance and investment history of the Interim Sub-Advisor with respect to a composite of other funds managed by the Interim Sub-Advisor that are comparable, in investment objective and composition, to the Fund; (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences, and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor; and (iv) permission to use biographical and historical data of the Interim Sub-Advisor and individual manager(s).

h.             The Interim Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies with respect thereto set forth in the Fund’s Disclosure Documents.  When placing orders with brokers and dealers, the Interim Sub-Advisor’s primary objective shall be to obtain the most favorable price and execution available for the Fund, and in placing such orders the Interim Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.  Consistent with the Conduct Rules of the Financial Industry Regulatory Authority, and subject to seeking most favorable price and execution and compliance with Rule 12b-1(h) under the 1940 Act, the Interim Sub-Advisor may select brokers and dealers to execute portfolio transactions of the Fund that promote or sell shares of the Fund.  The Interim Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the 1934 Act, to pay a broker or dealer who provides research services to the Interim Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Interim Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Interim Sub-Advisor’s overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonable benefit from such research services.  The Interim Sub-Advisor will present a written report to the Board, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board reasonably shall request.

i.              The Interim Sub-Advisor shall maintain errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies related to the services provided to the Trust under this Agreement.  Furthermore, the Interim Sub-Advisor shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

j.              In the event of any reorganization or other change in the Interim Sub-Advisor, its investment principals, supervisors, or members of its investment (or comparable) committee, the Interim Sub-Advisor shall give the Advisor and the Board written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

k.             The Interim Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are expressly undertaken by the Advisor or the Fund.

3.             Compensation of the Interim Sub-Advisor.

a.             As compensation for the services to be rendered and duties undertaken hereunder by the Interim Sub-Advisor, the Advisor will pay to the Interim Sub-Advisor a monthly fee equal on an annual basis to XX% of the average daily net assets of the Fund without regard to any total expense limitation of the Fund or the Advisor.  Such fee shall be computed and accrued daily.  If the Interim Sub-Advisor serves in such capacity for less than the whole of any period specified in Section 12a, the compensation to the Interim Sub-Advisor shall be prorated.  For purposes of calculating the Interim Sub-Advisor’s fee, the daily value of the Fund Assets shall be computed by the same method as the Trust uses to compute the net asset value of the Fund for purposes of purchases and redemptions of shares thereof.

b.             The Interim Sub-Advisor reserves the right to waive all or a part of its fees hereunder.

4.             Activities of the Interim Sub-Advisor.  The Interim Sub-Advisor will report to the Trust’s Board (at regular quarterly meetings and at such other times as such Board reasonably shall request, subject to the limitation on personal attendance at such meetings set forth in Section 2a) (i) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Fund and to its other accounts, and (ii) such other information as the Board shall reasonably request regarding the Fund, the Fund’s performance, the services provided by the Interim Sub-Advisor to the Fund as compared to its other accounts, and the plans and capability of the Interim Sub-Advisor with respect to providing future services to the Fund and its other accounts. The Interim Sub-Advisor agrees to submit to the Trust a statement defining its policies with respect to the allocation of business among the Fund and its other clients.

The Interim Sub-Advisor has supplied to the Advisor and the Trust copies of its Form ADV with all exhibits and attachments thereto (including the Interim Sub-Advisor’s statement of financial condition) and will hereafter supply to the Advisor, promptly upon the preparation thereof, copies of all amendments or restatements of such document.

5.             Representations of the Advisor and the Trust.  The Advisor represents that: (a) the Advisor has been duly appointed by the Board to provide investment services to the Fund Assets as contemplated in this Agreement; (b) the Advisor has all necessary power and authority to execute, deliver, and perform this Agreement on behalf of the Trust, and such execution, delivery and performance will not violate any applicable law, regulation, organizational document, policy or agreement binding on the Trust or its property; (c)  the Trust has the full power and authority to enter into all transactions contemplated under this Agreement, to perform its obligations under such transactions and to authorize the Advisor to procure the Interim Sub-Advisor to enter into such transactions on the Trust’s and Fund’s behalf; (d) the Advisor’s decision to appoint the Interim Sub-Advisor was made in a manner consistent with its fiduciary duties under applicable law and the governing documents, contracts, or other material agreements or instruments governing the Fund’s investment or trading activities; (e) the Advisor will deliver to the Interim Sub-Advisor a true and complete copy of the Fund’s current Disclosure Documents as effective from time to time, such other documents or instruments governing the investments of Fund Assets, and such other information as is necessary for the Interim Sub-Advisor to carry out its obligations under this Agreement; (f) the Trust is a “United States person” within the meaning of Section 7701(a)(30)

of the U.S. Internal Revenue Code of 1986, as amended (the “Code”); (g) Information provided by the Advisor to the Interim Sub-Advisor pursuant to this Agreement, including but not limited to Investment Guidelines, policies, restrictions, and identifying information provided to establish accounts with the Interim Sub-Advisor is accurate and complete in every material respect, and (i) the Advisor acknowledges that various members of Russell Investments provide other services, including consulting advice and recommendations with respect to investment strategies and service providers, and that as a matter of policy, such consulting services do not include evaluations, advice or recommendations to use Russell Investments products or services.  If the Trust has or will receive such services, the Advisor represents that (i) it did not rely upon, and was not influenced by, this investment advice as the primary basis for selecting the Interim Investment Advisor to provide the services hereunder; and (ii) it will not rely on such investment advice in considering whether or not to continue the services provided hereunder.  The Advisor will promptly notify the Interim Sub-Advisor if any representation ceases to be accurate or complete in any material respect, and will provide the Interim Sub-Advisor with such other documents or certificates as the Interim Sub-Advisor may reasonably request in connection with the services.  For purposes of this Agreement, “Russell Investments” shall mean Frank Russell Company and its subsidiaries.

6.             Use of Names.  Neither the Advisor nor the Trust shall use the name of the Interim Sub-Advisor in any prospectus, sales literature, or other material relating to the Advisor or the Trust in any manner not approved in advance by the Interim Sub-Advisor; provided, however, that the Interim Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the Securities and Exchange Commission (the “SEC”) or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld.  The Interim Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Interim Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust will each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Interim Sub-Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

7.             Liability of the Interim Sub-Advisor.  The Interim Sub-Advisor shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Interim Sub-Advisor Indemnitees”) against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) (collectively, “Losses”) incurred by reason of or arising out of: (a) the Interim Sub-Advisor being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s Disclosure Documents or any written guidelines or instruction provided in writing by the Board, or (b) the Interim Sub-Advisor’s willful misfeasance, bad faith, or gross negligence generally in the performance of its duties hereunder; or its reckless disregard of its obligations and duties under this Agreement.

8.          Liability of the Advisor.   The Advisor shall indemnify and hold harmless the Interim Sub-Advisor and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Advisor Indemnitees”) against any and all direct Losses incurred by reason of or arising out of:  (a)  the Advisor being in material violation of any applicable federal or state law, rule, or regulation, or (b) the Advisor’s willful misfeasance, bad faith, or gross negligence generally in the performance of its duties hereunder; or its reckless disregard of its obligations and duties under this Agreement.

9.             Limitation of Trust’s Liability.  The Interim Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Declaration of Trust.  The Interim Sub-Advisor agrees that (i) the Trust’s obligations to the Interim Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the Fund Assets and (ii) the Interim Sub-Advisor shall not seek satisfaction of any such obligation from the holders of shares of the Fund, other than the Advisor, nor from any Trustee, officer, employee, or agent of the Trust.

10.          Force Majeure.  The Interim Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply.  In the event of equipment breakdowns beyond its control, the Interim Sub-Advisor shall take all reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

11.          Confidentiality.  Each party expressly undertakes to protect and to preserve the confidentiality of all information and know-how made available under or in connection with this Agreement, or the parties’ activities hereunder that is either designated as being confidential, or which, by the nature of the circumstances surrounding the disclosure, ought in good faith be treated as proprietary or confidential (the “Confidential Information”).  Each party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information but in any event using a reasonable standard of care, to keep confidential the Confidential Information. Neither party shall disclose Confidential Information except:  (a) to its employees, directors, officers, legal advisors, or auditors having a need to know such Confidential Information; (b) in accordance with a judicial or other governmental order or when such disclosure is required by law, provided that prior to such disclosure the receiving party shall provide the disclosing party with written notice and shall comply with any protective order or equivalent; or (c) in accordance with a regulatory audit or inquiry, without prior notice to the disclosing party, provided that the receiving party shall obtain a confidentiality undertaking from the regulatory agency where possible.

Neither party will make use of any Confidential Information except as expressly authorized in this Agreement or as agreed to in writing between the parties.  However, the receiving party shall have no obligation to maintain the confidentiality of information that:  (a) it received rightfully from another party prior to its receipt from the disclosing party; (b) the disclosing party discloses generally without any obligation of confidentiality; (c) is or subsequently becomes publicly available without the receiving party’s breach of any obligation owed the disclosing party; or (d) is independently developed by the receiving party without reliance upon or use of any Confidential Information.  Each party’s obligations under this clause shall survive for a period of three (3) years following the expiration or termination of this Agreement.

Notwithstanding anything herein to the contrary, each party to this Agreement may disclose any information with respect to the United States federal income tax treatment and tax structure (and any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction) of the transactions contemplated hereby.

12.          Renewal, Termination and Amendment.

a.             This Agreement shall be effective as of September 1, 2015 until the effective date of a sub-advisory agreement approved by an affirmative vote of the Board in reliance on the Trust’s SEC exemptive order from certain requirements of Section 15(a) and Rule 18f-2 of the 1940 Act.

b.             This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor upon not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Interim Sub-Advisor; (ii) by the Interim Sub-Advisor upon not less than sixty (60) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Advisor; or (iii) by the Trust, without the payment of any penalty, upon either (y) the majority vote of the Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Fund.  This Agreement shall terminate automatically in the event of its assignment.

c.             This Agreement may be amended at any time by the parties hereto, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change, except that the Interim Sub-Advisor may amend Schedule B (Russell Trading Practices) by written notice to the Advisor, and the Advisor may amend Schedule C (Authorized Persons) by written notice to the Interim Sub-Advisor.

d.             The terms “assignment,” “interested persons” and “majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act.

13.          Severability.  If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

14.            Notice.  Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice.  Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 and that the address of the Interim Sub-Advisor shall be 1301 Second Avenue, 18th Floor, Seattle, Washington 98101.

15.          Miscellaneous.  Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio.  The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16.          Entire Agreement.  This Agreement, including the attached Schedules, constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

17.          Authorized Persons.  A list of persons duly authorized to act on the Trust’s behalf concerning this Agreement is attached as Schedule C.

18.  Customer Notification.  By executing this Agreement, the Advisor acknowledges receipt of Part 2 of the Interim Sub-Advisor’s Form ADV prior to signing, as required by the Advisers Act.  Otherwise, the Advisor’s rights under federal law allow termination of this contract without penalty within five (5) business days after entering into this contract.  U.S. law also requires the Interim Sub-

Advisor to obtain, verify, and record information that identifies each person or entity that opens an account.  The Interim Sub-Advisor will ask for the Trust’s legal name, principal place of business address, and Taxpayer ID or other identification number, and may ask for other identifying information.

19.          Counterparts.  This Agreement may be executed by facsimile signature and it may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

TOUCHSTONE ADVISORS, INC.

BY:	/s/ Terrie Wiedenheft

Name:	Terrie Wiedenheft

Title:	Chief Financial Officer

BY:	/s/ Jill McGruder

Name:	Jill T. McGruder

Title:	Chief Executive Officer

RUSSELL IMPLEMENTATION SERVICES INC.

BY:	/s/ Danny Sobba

Name:	Danny Sobba

Title:	Sr. Portfolio Manager

TSF-2200-1510

B-11